Exhibit 99.1

Glucotrack Announces $11.5 Million Financing

RUTHERFORD, N.J., and LA JOLLA, Calif., September 11, 2026 – Glucotrack, Inc. (NASDAQ: GCTK) (“Glucotrack” or the “Company”) today announced definitive agreements for convertible notes with an aggregate principal amount of approximately $11.5 million, including approximately $4.5 million of new cash investment and approximately $4.5 million of existing notes being rolled over, with the aggregate principal amount reflecting a 22% original issue discount. The financing is structured as convertible debt with an initial conversion price of $3.12 per share. In connection with the financing, investors will also receive warrants exercisable at $7.50 per share.

Dawson James Securities, Inc. acted as Sole Placement Agent for Glucotrack.

About Glucotrack, Inc.

Glucotrack, Inc. (NASDAQ: GCTK) operates Lōkahi and, through its subsidiary Glucotrack Technologies, Inc., is also focused on the design, development, and commercialization of novel technologies for people with diabetes, including a long-term implantable continuous blood glucose monitoring system. The Glucotrack CBGM is an Investigational Device and is limited by federal (or United States) law to investigational use. For more information, please visit www.glucotrack.com.

About Lōkahi Therapeutics™

Lōkahi Therapeutics is a capital-efficient biopharmaceutical platform company focused on identifying, evaluating, acquiring, and advancing overlooked therapeutic assets. Through its ai² platform and ai² Futures Lab execution model, Lōkahi integrates cross-functional expertise and disciplined decision-making to drive strategic development and long-term value creation. For more information, please visit www.lokahithera.com. For more information on the ai² division, please visit www.ai2equals.com.

Forward-Looking Statements

This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements contained in this news release that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “anticipate”, “believe”, “expect”, “plan,” and “will” are intended to identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, management. These statements relate only to events as of the date on which the statements are made, and Glucotrack undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. All of the forward-looking statements made in this press release are qualified by these cautionary statements, and there can be no assurance that the actual results anticipated by Glucotrack will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Readers are cautioned that certain important factors may affect Glucotrack’s actual results and could cause such results to differ materially from any forward-looking statements that may be made in this news release. Factors that may affect Glucotrack’s results include, but are not limited to, the ability of Glucotrack to raise additional capital to finance its operations (whether through public or private equity offerings, debt financings, strategic collaborations or otherwise); risks relating to merger integration; risks relating to the receipt (and timing) of regulatory approvals (including U.S. Food and Drug Administration approval); risks relating to enrollment of patients in, and the conduct of, clinical trials; risks relating to Glucotrack’s future distribution agreements; risks relating to its ability to hire and retain qualified personnel; and the additional risk factors described in Glucotrack’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2025 as filed with the SEC on March 30, 2026.

Contact:

Glucotrack

GlucotrackPR@icrinc.com

Lōkahi Therapeutics™

ir@lokahithera.com